UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09150

INDUSTRY LEADERS® FUND
(Exact name of registrant as specified in charter)

175 Oak Ridge Ave, Summit, New Jersey			07901
(Address of principal executive offices)			(Zip code)

Gerald P. Sullivan 175 Oak Ridge Ave, Summit New Jersey 07901
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(908) 273-5440

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS.

ANNUAL REPORT
TO SHAREHOLDERS

JUNE 30, 2011

This report has been prepared for the shareholders of the Industry Leaders Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Fund. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406.

INDUSTRY LEADERS® FUND

Shareholder Letter

June 30, 2011

Dear Shareholder:

Financial Conditions During Fiscal Year

The equity markets experienced three quarters of positive performance from June 30, 2010 to March 31, 2011, as the S&P 500 gained 30.56%. Over these three quarters, the US Government bond market was moderately flat, reflecting the bond markets interpretation of tepid economic statistics that were signaling the possible reluctance of the US consumer to spend and US Corporations to hire. The fourth quarter of our fiscal year, from April 1 to June 30, 2011, the equity markets were flat and the bond markets improved, as European markets were threatened by the possible default of Greek sovereign debt. European markets began to focus on the sustainability of government spending, and the deficits that were being produced. In the US Congress, debate began to heat up regarding spending and the growing national debt. The S&P 500 was up 0.09% over the last quarter, with the 10 year US Government note ending the quarter trading at 3.16%. Market volatility increased during the last fiscal quarter.

During the past fiscal year, shares of the Industry Leaders® Fund Class D increased in value by 24.54%, the Investor Shares by 24.19% and the Institutional Shares by 24.46%. In that same period, the S&P 500 increased by 30.69%. The Fund has historically held a higher percentage of financial stocks than the S&P 500 in accordance with the high credit rating and significant capital found in financial stocks. These financial stocks were a continued drag on the performance of the Fund. Based on the fundamentals of the various financial industries held by the Fund (insurance property and casualty, life insurance, banks, securities brokerage and diversified financial institutions) we will remain invested in financials.

Historical Market Performance of the Fund

The Fund has successfully outperformed the S&P 500 over the past 10 year period. An investment of $10,000 in the Investor Shares since inception on March 17, 1999 was worth $14,314 on June 30, 2011 (with dividends reinvested). During the same time period a $10,000 investment in the S&P 500 was worth $11,137. The Fund has historically benefited from the patented Industry Leaders® Portfolio Strategy’s diversification and rebalancing, and history has shown that depressed industries recover over time. Future performance is not guaranteed by the strategy.

Outlook

Economists continue to debate about the US economy’s recovery, some believing that we may enter a “double-dip recession”. The lack of spending restraint in Congress can only increase the volatility of the markets and may inadvertently lead to lower growth, fulfilling the “double-dip” scenario. We feel that our portfolio strategy can provide a high quality equity portfolio that is able to benefit our shareholders during the period of future economic uncertainty, especially if the financial stocks stabilize and return to historical earnings characteristics.

Investment Strategy

The Industry Leaders® Portfolio Strategy selects and allocates our portfolio. The Portfolio Strategy’s process cannot remove the ups and downs of the market, but in our opinion, our investment strategy holds a higher quality portfolio than the S&P 500. The “Blue Chip” portfolio maintained by the Fund’s Portfolio Strategy prevents the Fund from investing in companies with “weak” balance sheets or weak credit ratings. Even though the Portfolio Strategy is disciplined and well balanced, there is no guarantee that it will perform as well in the near future as it has in the past.

I thank you for the privilege of managing your large cap US equity investments.

Gerald P. Sullivan

President

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares. A shareholder’s performance may be higher or lower based on the timing of the investments.

Average Annual Total Returns for Year Ended 06/30/11

	One	Three	Five	Ten
	Year	Years	Years	Years
Class D	24.54%	3.66%	2.76%	3.91%
Investor	24.19%	3.48%	2.63%	3.92%
Institutional	24.46%	3.71%	2.90%	4.22%*
S&P 500 Index	30.69%	3.34%	2.94%	2.72%

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current to the most recent month-end may be found by calling (866) 280-1952.

The total expense ratio for the Class D, Investor and Institutional is 0.58%, 0.83% and 0.58% respectively, as disclosed in the most recent prospectus.

* The performance presented links the performance of Investor Shares on its inception date of 3/17/99 with the performance of the Institutional Shares on its inception date of 11/30/01. Investor Shares reflect higher administration fees than what is applicable to the Institutional Shares, therefore performance would be higher than that shown.

INDUSTRY LEADERS® FUND

Disclosure of Fund Expenses (unaudited)

As a shareholder of the Industry Leaders® Fund, you incur ongoing costs, including management fees and administration fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Industry Leaders® Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2011 through June 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Industry Leaders® Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The Industry Leaders® Fund does not currently have sales charges (loads), redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were incurred, your costs would have been higher.

Six Months Ended June 30, 2011

	Beginning Account	Ending Account Value	Expenses Paid	Annualized Expense
Industry Leaders® Fund	Value January 1, 2011	June 30, 2011	During Period*	Ratio	Total Return
Based on Actual Fund Return (semiannual return - not annualized)
Class D	$1,000.00	$1,022.80	$2.91	0.58%	2.28%
Investor Shares	$1,000.00	$1,020.90	$4.16	0.83%	2.09%
Institutional Shares	$1,000.00	$1,022.60	$2.91	0.58%	2.26%
Based on Hypothetical 5% Yearly Return (annualized return)
Class D	$1,000.00	$1,021.92	$2.91	0.58%	5.00	%**
Investor Shares	$1,000.00	$1,020.68	$4.16	0.83%	5.00	%**
Institutional Shares	$1,000.00	$1,021.92	$2.91	0.58%	5.00	%**

*                 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.83% for the Investor Shares and 0.58% for the Class D and Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by the number of days in the most recent 12-month period (365 days).

**          The 5.00% annualized rate of return is gross of fees.

INDUSTRY LEADERS® FUND

Portfolio of Investments — June 30, 2011

Shares		Value
Common Stocks - 100.05%
	Aerospace/Defense - 3.51%
2,380	General Dynamics Corp.	$177,358
2,960	United Technologies Corp.	261,990
		439,348
	Agriculture - 2.20%
9,150	Archer-Daniels-Midland Co.	275,873

	Apparel - 0.62%
380	Nike, Inc., Class B	34,192
400	VF Corp.	43,424
		77,616
	Banks - 14.75%
26,200	Bank of America Corp.	287,152
11,230	Bank of New York Mellon Corp. (The)	287,713
2,180	Goldman Sachs Group, Inc. (The)	290,136
7,092	JPMorgan Chase & Co.	290,346
5,060	Morgan Stanley	116,430
11,260	U.S. Bancorp	287,243
10,230	Wells Fargo & Co.	287,054
		1,846,074
	Beverages - 1.36%
2,530	Coca-Cola Co. (The)	170,244

	Biotechnology - 0.57%
1,220	Amgen, Inc. (a)	71,187

	Chemicals - 1.22%
1,040	Monsanto Co.	75,442
710	Praxair, Inc.	76,957
		152,399
	Commercial Services - 2.20%
1,540	SAIC, Inc. (a)	25,903
2,960	VISA, Inc., Class A	249,410
		275,313
	Computers - 3.86%
850	Apple, Inc. (a)	285,319
2,030	Computer Sciences Corp.	77,059
3,315	Hewlett-Packard Co.	120,666
		483,044
	Cosmetics/Personal Care - 1.68%
150	Estee Lauder Cos., Inc. (The), Class A	15,779
3,060	Procter & Gamble Co. (The)	194,524
		210,303
	Diversified Financial Services - 2.08%
1,360	BlackRock, Inc.	260,862

	Electric - 2.95%
15,260	Duke Energy Corp.	287,346
2,020	Southern Co.	81,568
		368,914
	Electrical Components & Equipment - 0.99%
2,200	Emerson Electric Co.	123,750

	Electronics - 0.60%
1,170	Thermo Fisher Scientific, Inc. (a)	75,336

	Engineering & Construction - 0.49%
940	Fluor Corp.	60,780

	Hand/Machine Tools - 0.72%
1,260	Stanley Black & Decker, Inc.	90,783

	Health Care Products - 3.33%
3,710	Johnson & Johnson	246,789
4,420	Medtronic, Inc.	170,302
		417,091
	Health Care Services - 1.87%
4,540	UnitedHealth Group, Inc.	234,173

	Insurance - 9.09%
1,790	ACE Ltd.	117,818
3,720	Berkshire Hathaway, Inc., Class B (a)	287,891
890	Everest Re Group, Ltd.	72,757
6,510	MetLife, Inc.	285,594
1,370	Prudential Financial, Inc.	87,118
4,900	Travelers Cos., Inc. (The)	286,062
		1,137,240
	Internet - 1.86%
460	Google, Inc., Class A (a)	232,935

	Iron/Steel - 0.47%
1,420	Nucor Corp.	58,532

	Leisure Time - 0.80%
2,660	Carnival Corp.	100,096

	Machinery-Construction & Mining - 0.91%
1,070	Caterpillar, Inc.	113,912

	Media - 2.93%
510	McGraw-Hill Cos., Inc. (The)	21,374
1,530	Thomson Reuters Corp.	57,467
7,370	Walt Disney Co. (The)	287,725
		366,566
	Mining - 1.12%
3,090	Barrick Gold Corp.	139,946

	Miscellaneous Manufacturing - 2.63%
15,255	General Electric Co.	287,709
740	Illinois Tool Works, Inc.	41,802
		329,511
	Oil & Gas - 9.29%
1,336	Apache Corp.	164,849
2,768	Chevron Corp.	284,661
3,850	ConocoPhillips Co.	289,481
3,528	Exxon Mobil Corp.	287,109
1,310	Occidental Petroleum Corp.	136,292
		1,162,392
	Oil & Gas Services - 2.67%
600	National Oilwell Varco, Inc.	46,926
3,320	Schlumberger Ltd.	286,848
		333,774
	Pharmaceuticals - 4.78%
450	Abbott Laboratories	23,679
8,125	Merck & Co., Inc.	286,731
13,950	Pfizer, Inc.	287,370
		597,780
	Pipelines - 0.64%
2,460	Enbridge, Inc.	79,852

See accompanying Notes to Financial Statements.

Shares		Value
	Retail - 5.69%
3,880	Lowe’s Cos., Inc.	$90,443
950	McDonald’s Corp.	80,104
790	Target Corp.	37,059
1,260	TJX Cos., Inc.	66,188
3,510	Walgreen Co.	149,034
5,435	Wal-Mart Stores, Inc.	288,816
		711,644
	Semiconductors - 2.33%
3,330	Applied Materials, Inc.	43,323
11,220	Intel Corp.	248,635
		291,958
	Software - 2.54%
11,180	Microsoft Corp.	290,680
825	Oracle Corp.	27,151
		317,831
	Telecommunications - 5.33%
9,150	AT&T, Inc.	287,401
16,050	Cisco Systems, Inc.	250,541
3,460	Verizon Communications, Inc.	128,816
		666,758
	Textiles - 0.21%
790	Cintas Corp.	26,094

	Transportation - 1.76%
1,650	Canadian National Railway Co.	131,835
1,215	United Parcel Service, Inc., Class B	88,610
		220,445
	Total Common Stocks (Cost $10,134,115)	12,520,356

	Total Investments - 100.05% (Cost $10,134,115)	$12,520,356

	Liabilities in excess of
	Other Assets - (0.05%)	(6,854)
	Net Assets — 100.00%	$12,513,502

(a)                                  Non-income producing security.

Transactions in written options for the year ended June 30, 2011 were as follows:

	Number of
	Contracts	Premium
Beginning of Period	—	$—
Call Options Written	154	19,923
Put Options Written	154	21,173
Call Options Exercised	(122)	(15,918)
Put Options Exercised	(25)	(2,451)
Call Options Expired	(32)	(4,005)
Put Options Expired	(129)	(18,722)
Outstanding, June 30, 2011	—	$—

% of Net
Industry	Assets
Financial	25.92%
Consumer, Non-cyclical	18.00%
Energy	12.59%
Industrial	11.62%
Communications	10.12%
Technology	8.73%
Consumer, Cyclical	7.32%
Utilities	2.95%
Basic Materials	2.80%
Total	100.05%

See accompanying Notes to Financial Statements.

INDUSTRY LEADERS® FUND

Statement of Assets and Liabilities

June 30, 2011

ASSETS:
Investments:
Investment in securities at cost	$10,134,115
Net unrealized appreciation	2,386,241
Total investment in securities at value	12,520,356
Receivables:
Investments sold	391,584
Dividends	13,931
Total Assets	12,925,871
LIABILITIES:
Payables:
Investments purchased	12,654
Due to Custodian	290,575
Payable for shares redeemed	100,000
Accrued investment advisory fees	5,804
Accrued administration fees	3,336
Total Liabilities	412,369
NET ASSETS	$12,513,502
NET ASSETS consist of:
Paid-in capital	14,557,456
Accumulated undistributed net investment income	189,289
Accumulated net realized loss on investments and written option transactions	(4,619,484)
Net unrealized appreciation on investments	2,386,241
TOTAL NET ASSETS	$12,513,502
Class D:
Net Assets	$1,734,609
Shares of beneficial interest outstanding (unlimited authorization)	163,344
Net asset value, offering and redemption price per share (Net Assets/Shares Outstanding)	$10.62
Investor Shares:
Net Assets	$8,777,553
Shares of beneficial interest outstanding (unlimited authorization)	836,420
Net asset value, offering and redemption price per share (Net Assets/Shares Outstanding)	$10.49
Institutional Shares:
Net Assets	$2,001,340
Shares of beneficial interest outstanding (unlimited authorization)	186,952
Net asset value, offering and redemption price per share (Net Assets/Shares Outstanding)	$10.71

See accompanying notes to financial statements.

INDUSTRY LEADERS® FUND

Statement of Operations

For the Year Ended June 30, 2011

Investment Income:
Dividends income	$294,608
Less: foreign taxes withheld	(1,092)
Total Investment Income	293,516
Expenses:
Investment advisory fees	62,343
Administration fees - Class D	3,103
Administration fees - Investor Shares	36,073
Administration fees - Institutional Shares	2,566
Total expenses	104,085
Net Investment Income	189,431
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment securities	406,793
Net realized gain on written option transactions(a)	22,727
Net change in unrealized appreciation on investment securities	2,334,799
Net Realized and Unrealized Gain (Loss) on Investment Securities	2,764,319
Net Increase in Net Assets Resulting from Operations	$2,953,750

(a) Primary risk exposure is equity contracts (See Footnote 2).

See accompanying notes to financial statements.

INDUSTRY LEADERS® FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30,	June 30,
	2011	2010
Investment Activities:
Operations:
Net investment income	$189,431	$201,184
Net realized gain (loss) on investment securities and written option transactions	429,520	(1,149,364)
Net change in unrealized appreciation on investments	2,334,799	2,704,715
Net increase in net assets resulting from operations	2,953,750	1,756,535
Distributions to Shareholders:
From net investment income:
Class D	(17,025)	(64,244)
Investor Class	(63,245)	(255,039)
Institutional Class	(15,000)	(79,527)
Total Distributions	(95,270)	(398,810)
Capital Share Transactions:
Class D
Purchased	—	—
Reinvested Dividends	17,025	64,244
Redeemed	(1,100,000)	—
Total Class D	(1,082,975)	64,244
Investor Shares
Purchased	379,488	1,636,237
Reinvested Dividends	63,245	255,039
Redeemed	(1,707,319)	(2,415,458)
Total Investor Shares	(1,264,586)	(524,182)
Institutional Shares
Purchased	—	36,000
Reinvested Dividends	15,000	79,527
Redeemed	(224,314)	(1,447,937)
Total Institutional Shares	(209,314)	(1,332,410)
Net decrease in net assets resulting from share transactions	(2,556,875)	(1,792,348)
Total increase (decrease) in net assets	301,605	(434,623)
Net Assets:
Beginning of year	12,211,897	12,646,520
End of year (including line A)	$12,513,502	$12,211,897

(A) Accumulated undistributed net investment income	$189,289	$95,343

See accompanying notes to financial statements.

INDUSTRY LEADERS® FUND

Class D Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.59	$7.88	$10.37	$12.89	$10.94
Income from Investment Operations:
Net investment income (a)	0.16	0.14	0.17	0.18	0.15
Net realized and unrealized gain (loss)	1.95	0.82	(2.31)	(1.91)	2.05
Total from investment operations	2.11	0.96	(2.14)	(1.73)	2.20
Distributions
Net investment income	(0.08)	(0.25)	(0.10)	(0.16)	(0.11)
Realized gains	—	—	(0.25)	(0.63)	(0.14)
Total Distributions	(0.08)	(0.25)	(0.35)	(0.79)	(0.25)
Net asset value, end of year	$10.62	$8.59	$7.88	$10.37	$12.89
Total Return	24.54%	11.95%	(20.12)%	(14.42)%	20.19%
Ratios and Supplemental Data
Net Assets at the end of year (000)	$1,735	$2,239	$2,000	$2,504	$2,928
Ratios of expenses to average net assets	0.58%	0.58%	0.76%	0.83%	0.82%
Ratios of net investment income to average net assets	1.54%	1.56%	2.08%	1.47%	1.26%
Portfolio turnover rate	42.46%	49.58%	111.07%	85.70%	41.85%

(a) Per share amounts were calculated using the average shares method.

See accompanying notes to financial statements.

INDUSTRY LEADERS® FUND

Investor Shares Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.50	$7.80	$10.28	$12.79	$10.83
Income from investment operations:
Net investment income (a)	0.13	0.12	0.15	0.18	0.15
Net realized and unrealized gain (loss)	1.93	0.82	(2.28)	(1.91)	2.03
Total from investment operations	2.06	0.94	(2.13)	(1.73)	2.18
Distributions
Net investment income	(0.07)	(0.24)	(0.10)	(0.15)	(0.08)
Realized gains	—	—	(0.25)	(0.63)	(0.14)
Total Distributions	(0.07)	(0.24)	(0.35)	(0.78)	(0.22)
Net asset value, end of year	$10.49	$8.50	$7.80	$10.28	$12.79
Total Return	24.19%	11.76%	(20.17)%	(14.50)%	20.20%
Ratios and Supplemental Data
Net Assets at the end of year (000)	$8,778	$8,168	$7,837	$10,508	$12,327
Ratios of expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.82%
Ratios of net investment income to average net assets	1.29%	1.31%	2.01%	1.47%	1.25%
Portfolio turnover rate	42.46%	49.58%	111.07%	85.70%	41.85%

(a) Per share amounts were calculated using the average shares method.

See accompanying notes to financial statements.

INDUSTRY LEADERS® FUND

Institutional Shares Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$8.66	$7.94	$10.56	$13.12	$11.10
Income from investment operations:
Net investment income (a)	0.16	0.14	0.19	0.21	0.19
Net realized and unrealized gain (loss)	1.97	0.84	(2.38)	(1.94)	2.08
Total from investment operations	2.13	0.98	(2.19)	(1.73)	2.27
Distributions
Net investment income	(0.08)	(0.26)	(0.18)	(0.20)	(0.11)
Realized gains	—	—	(0.25)	(0.63)	(0.14)
Total Distributions	(0.08)	(0.26)	(0.43)	(0.83)	(0.25)
Net asset value, end of year	$10.71	$8.66	$7.94	$10.56	$13.12
Total Return	24.46%	12.01%	(19.99)%	(14.24)%	20.59%
Ratios and Supplemental Data
Net Assets at the end of year (000)	$2,001	$1,805	$2,809	$8,378	$10,416
Ratios of expenses to average net assets	0.58%	0.58%	0.58%	0.58%	0.55%
Ratios of net investment income to average net assets	1.54%	1.56%	2.16%	1.72%	1.49%
Portfolio turnover rate	42.46%	49.58%	111.07%	85.70%	41.85%

(a) Per share amounts were calculated using the average shares method.

See accompanying notes to financial statements.

INDUSTRY LEADERS® FUND

Notes to Financial Statements

For the Year Ended June 30, 2011

NOTE 1. ORGANIZATION

Industry Leaders® Fund (the “Fund” or “Trust”) was organized as a Delaware statutory trust, on December 13, 1995 and commenced operations on March 17, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund’s investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value.

The Fund is currently authorized to distribute three classes of shares, Class D, Investor Shares, and Institutional Shares each of which has equal rights as to assets and voting privileges but may be subject to differing expenses (see Note 3). Income and realized/unrealized gains/losses are allocated to each class based on relative share balances.

As of June 30, 2011, Class D shares were not being offered for sale.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- The Fund’s investments are valued based on the last reported sales price on the day of valuation. When reliable market quotations are not readily available for any security, the value of that security will be based on its “fair value” by the committee (“Pricing Committee”) established by the Fund’s Procedures for Determining Net Asset Value. The members of the Pricing Committee are appointed by, and the Pricing Committee reports directly to, the Fund’s Board of Trustees. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by the Fund has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of the Fund’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. As of and for the year ended June 30, 2011, the Fund only held securities with readily available market quotations.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

			Level 2	Level 3
	Total Fair	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	06/30/11	Price	Inputs	Inputs
Common Stocks*	$12,520,356	$12,520,356	$—	$—

* Please refer to Portfolio of Investments for industry breakdown.

The Fund held only Level 1 securities during the year. The Fund did not hold any Level 2 or 3 securities during the year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Options Transactions - In the normal course of pursuing its investment objectives, the Fund is subject to price volatility risk. In order to produce incremental earnings and protect gains and minimize losses the Fund, as described in the prospectus, may participate in options transactions including writing covered call and/or put options. A risk in writing a covered call option is that a Fund gives up the opportunity of the profit if the market price of the underlying security increases. Also, the Fund may purchase call or put options with respect to securities that are permitted investments, as described in the Funds’ prospectus. The risk in purchasing options is limited to the premium paid. Counterparty risk is the risk to the option buyer that the writer will not buy or sell the underlying securities as agreed.

INDUSTRY LEADERS® FUND

Notes to Financial Statements

For the Year Ended June 30, 2011 (continued)

The Fund realizes a gain or loss upon the expiration of a written call or purchased call or put option, respectively. When a written call option is closed prior to the expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

When a purchased call or put option is closed prior to expiration by being exercised, the cost of investments purchased or sold, respectively, is increased by the amount of original premium paid.

The Fund records unrealized depreciation when the underlying security’s market price rises (in case of a written call) and unrealized appreciation/depreciation when the underlying security’s market price changes (in case of a purchased call or put) to the extent sufficient to cover the option premium and transaction costs.

Per the prospectus, the Fund is only allowed to trade in options as a temporary defensive measure. For the year ended June 30, 2011, the Fund invested in options for such purpose.

For the year ended June 30, 2011, the average volume of written options was $8,219, which was less than 1% of the net assets of the Fund.

Federal Income Taxes/Dividends and Distributions - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

The Fund will, at least annually, declare and pay dividends from its net investment income and distribute any net capital gains through Fund investment transactions.

As of and during the year ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by the U.S. federal tax authorities for the fiscal years before 2008. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Fiscal Year 2012 for the Fund) indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. As of June 30, 2011, the reclassifications were to decrease accumulated undistributed net investment income and accumulated net realized loss on investments and writtten option transactions by $215. Net investment income, net realized gains and net assets were not affected by these adjustments.

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (including accrued income, receivables, liabilities and disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Claremont® Investment Partners, L.L.C. (“the Adviser”) to manage the Fund’s investments. The Adviser is organized as a Delaware limited liability company and its Chief Investment Officer and Portfolio Manager is Gerald P. Sullivan who is primarily responsible for the day-to-day management of the Fund’s portfolio.

INDUSTRY LEADERS® FUND

Notes to Financial Statements

For the Year Ended June 30, 2011 (continued)

Under the terms of the management agreement, between the Adviser and the Fund, the Adviser manages the Fund’s investments under the oversight of the Board of Trustees. For its services under this agreement, the Adviser is entitled to receive a fee of 0.45% of the average daily net assets of the Fund. For the year ended June 30, 2011, the Adviser received from the Fund a fee of $62,343 for investment management services.

The Adviser also provides certain administration services to the Fund pursuant to the terms of an administration agreement between the Fund and the Adviser and is entitled to receive a fee for its services based on the average net assets for each of the Fund’s classes of shares. For its services under this agreement, the Adviser is entitled to receive a fee of 0.38% of the average daily net assets of Investor Shares. The Adviser is entitled to receive a fee of 0.13% of the average daily net assets of Institutional Shares and Class D shares. For the year ended June 30, 2011, the Adviser received from the Fund a fee of $41,742 for administration services.

Other than as set forth above, the Adviser pays all of the other expenses of the Fund except expenses associated with the purchase and sale of portfolio securities. Certain officers of the Fund are also officers of the Adviser and shareholders of the Fund.

Industry Leaders® Fund has adopted a Distribution and Service Plan (the “Plan”) on September 27, 2006, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of the Class D, Investor Shares and Institutional Shares of the Fund. The purpose of the Plan is to allow the Adviser to use its revenues generated from the Fund, including management and administration fees paid to it by the Fund, as well as its past profits or other resources, to make payments to third parties with respect to any expenses incurred in connection with the distribution of the Fund’s shares.

NOTE 4. SHARE TRANSACTIONS

As of June 30, 2011, the Fund was authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. Paid in capital on June 30, 2011 was $14,557,456.

Transactions in shares were as follows:

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Dollars	Shares	Dollars
Class D:
Shares sold	—	$—	—	$—
Share issued in reinvestment of dividends	1,592	17,025	6,842	64,244
Shares redeemed	(99,021)	(1,100,000)	—	—
Total	(97,429)	$(1,082,975)	6,842	$64,244

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Dollars	Shares	Dollars
Investor Shares:
Shares sold	37,809	$379,488	180,500	$1,636,237
Share issued in reinvestment of dividends	5,983	63,245	27,394	255,039
Shares redeemed	(168,536)	(1,707,319)	(251,005)	(2,415,458)
Total	(124,744)	$(1,264,586)	(43,111)	$(524,182)

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
	Shares	Dollars	Shares	Dollars
Institutional Shares:
Shares sold	—	$—	3,853	$36,000
Share issued in reinvestment of dividends	1,393	15,000	8,398	79,527
Shares redeemed	(22,978)	(224,314)	(157,541)	(1,447,937)
Total	(21,585)	$(209,314)	(145,290)	$(1,332,410)

NOTE 5. INVESTMENTS

For the year ended June 30, 2011, purchases and sales of investment securities, other than short-term investments, aggregated $5,768,791 and $8,187,310, respectively. As of June 30, 2011, the gross unrealized appreciation for all securities on a tax basis totaled $2,564,653 and the gross unrealized depreciation for all securities totaled $842,329 for a net unrealized appreciation of $1,722,324. The aggregate cost of securities for federal income tax purposes at June 30, 2011, was $10,798,032.

INDUSTRY LEADERS® FUND

Notes to Financial Statements

For the Year Ended June 30, 2011 (continued)

NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2011, National Financial Services LLC owns 71.92% of the Fund for the exclusive benefit of their account holders.

NOTE 7. DISTRIBUTABLE EARNINGS

The tax character of distributions paid during fiscal years 2011 and 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$95,270	$398,810
Long-Term Capital Gain	—	—
Short-Term Capital Gain	—	—
	$95,270	$398,810

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$189,289
Capital Loss Carryforwards	(3,955,567)
Post-October Losses	—
Unrealized Appreciation	1,722,324
$(2,043,954)

The difference between book basis and tax basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of wash sales.

NOTE 8. CAPITAL LOSS CARRYFORWARDS

As of June 30, 2011, the Fund had $3,955,567 of capital loss carryforwards for federal income tax purposes available to offset future capital gains, of $1,832,000 and $2,123,567, expiring in June 30, 2017 and 2018, respectively.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT NOT YET ADOPTED

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Industry Leaders® Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Industry Leaders® Fund (the “Fund”), as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the Fund’s custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Industry Leaders® Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICE, LTD.

Westlake, Ohio

August 26, 2011

INDUSTRY LEADERS® FUND

Additional Information (unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the Commission’s’ website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 800-SEC-0330.

TAX INFORMATION

For the fiscal year ended June 30, 2011, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends for the Fund may qualify for a maximum tax rate of 15%. The percentage of ordinary income dividends that qualify is 100%.

For the fiscal year ended June 30, 2011, certain dividends qualify for the dividends-received deduction (“DRD”) for corporate shareholders. The percentage of ordinary income dividends that qualify is 100%.

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099-DIV and will be mailed in January 2012.

INDPENDENT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Exectutive Officers of the Trust is set forth below.

Name, Address, and Age	Position(s) Held with Trust	Term of Office Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee*

Richard Wellbrock** 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 6/24/1937	Chairman of the Board of Trustees and Trustee	Indefinite; Since April 12, 2004	Chairman of the Hilltop Community Bank in Summit, NJ; Chairman of the Raritan Valley Community College; Chairman of the New Jersey Council of Community Colleges; Private Real Estate Investor.	N/A – Only one portfolio in “Fund Complex”	None

Chris Landsberg 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 12/9/1960	Trustee	Indefinite; Since May 20, 2004	Broker, BGC Partners,Vice President, GFI Group, Inc. (inter-bank broker)	N/A – Only one portfolio in “Fund Complex”	None

Brendan Sachtjen 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 12/28/1959	Trustee	Indefinite; Since April 12, 2004	Senior Vice President, Webster Bank; Senior Vice President, Independence Community Bank; Senior Vice President, KeyBank	N/A – Only one portfolio in “Fund Complex”	None

Peter P. Schaffer 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 5/15/1962	Trustee	Indefinite; Since May 20, 2004	Vice President, Finance, AT&T Finance	N/A – Only one portfolio in “Fund Complex”	None

INDUSTRY LEADERS® FUND

Additional Information (unaudited)

Name, Address, and Age	Position(s) Held with Trust	Term of Office Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee*

Robert Wellbrock** 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 10/28/1946	Trustee	Indefinite; Since May 20, 2004	Private Real Estate Investor; Member of the Graduate School Tax Faculty, Fairleigh Dickenson University	N/A – Only one portfolio in “Fund Complex”	None

* The information in this column only relates to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

** Richard Wellbrock and Robert Wellbrock are brothers.

OFFICERS OF THE FUND

Name, Address, and Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Gerald P. Sullivan 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 9/12/60	President, Treasurer and Chief Compliance Officer	President, Chief Investment Officer, Chief Compliance Officer, Claremont® Investment Partners, LLC, Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”

Laura M. Sullivan 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 1/14/63	Secretary	Managing Member, Claremont® Investment Partners, LLC, Managing Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”

Margaret M. Sullivan 175 Oak Ridge Avenue PO Box 80 Summit, NJ 07701-0080 Born: 7/23/89	Assistant Secretary	Administrator, Claremont® Investment Partners, LLC since 9/2009	N/A – Only one portfolio in “Fund Complex”

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Fund’s toll free number at (866) 280-1952.

ITEM 2. CODE OF ETHICS.

Industry Leaders® Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer.  The Fund has not made any amendments to its code of ethics during the covered period.  The Fund has not granted any waivers from any provisions of the code of ethics during the covered period.   The Fund undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Fund at 1-866-280-1952.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Trustees (the “Trustees”) has determined that Robert Wellbrock is the audit committee financial expert, as defined in Item 3 of Form N-CSR.  Serving on its Audit Committee along with Mr. Wellbrock is Peter P. Schaffer and Chris Landsberg. The members of the Audit Committee are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT AND NON-AUDIT FEES

The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The tables below set forth for the Fund’s fiscal years ended June 30, 2010 and June 30, 2011, respectively, (i) the fees billed by the Fund’s independent accountants for all audit and non-audit services provided directly to the Fund; (ii) the fees billed by the Fund’s independent accountants for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required; and (iii) the aggregate fees billed by the Fund’s independent accountants for non-audit services provided to the Fund and its Affiliated Service Providers.  During those periods, the Fund’s independent accountants did not provide any non-audit services to the Fund’s Affiliated Service Providers.

Fees for audit and non-audit services provided directly to the Fund:

Audit fees: This category includes fees generated by all services performed to comply with generally accepted auditing standards.  Certain services, such as tax services and accounting consultations, may not be billed as audit services.  An appropriate allocation of fees for those services may be included in this category, however, to the extent that such services are necessary to comply with generally accepted auditing standards.

Audit-related fees.  This category includes fees generated by assurance and related services that are traditionally performed by the auditor.  These services include employee benefit plan audits, due diligence related mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

Tax fees.  This category includes fees for all services performed by professional staff in the auditor’s tax division, except those services related to the audit.  Companies should disclose fees for tax compliance, tax planning and tax advice in this category.

All other fees.  This category will remain unchanged form that under the current proxy rules, except that fees, if any, generated by financial information systems implementation and design services will be discussed in this category.  As described in a separate SEC Update new rules have included “financial information systems implementation and design” services among the non-audit services that auditors are prohibited from providing to their audit clients.  As a result, the new rules have eliminated the corresponding disclosure category for these services.

	AUDIT FEES	AUDIT-RELATED FEES($)	TAX FEES	ALL OTHER FEES

Fiscal Year Ended June 30, 2010	$19,450	$0	$2,450	$0

Fiscal Year Ended June 30, 2011	$19,450	$0	$2,450	$0

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	AUDIT FEES	AUDIT-RELATED FEES($)	TAX FEES	ALL OTHER FEES

Fiscal Year Ended June 30, 2010	$0	$0	$0	$0

Fiscal Year Ended June 30, 2011	$0	$0	$0	$0

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

AGGREGATE NON-AUDIT FEES($)

Fiscal Year Ended June 30, 2010	$0

Fiscal Year Ended June 30, 2011	$0

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund’s Audit Committee.  The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments included in Annual Report filed in response to Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act), the President and Treasurer of the Fund have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b) There has been no  change in the Fund’s internal control over financial reporting (as defined in Rule  30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) The certifications required by Rule 30a-2 under the Act, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund) The Industry Leaders® Fund

By (Signature and Title)	/s/Gerald P. Sullivan
Gerald P. Sullivan, President

Date	September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Gerald P. Sullivan
Gerald P. Sullivan, President

Date	September 2, 2011

By (Signature and Title)	/s/Gerald P. Sullivan
Gerald P. Sullivan, Treasurer

Date	September 2, 2011